SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2009

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 8, 2009, JohnsonDiversey UK Limited (“JohnsonDiversey UK”), JohnsonDiversey France S.A.S. (“JohnsonDiversey France”) and JohnsonDiversey España S.L. (“JohnsonDiversey Spain” and, together with JohnsonDiversey UK and JohnsonDiversey France, the “Subsidiary Originators”), each of which are wholly-owned subsidiaries of JohnsonDiversey, Inc. (the “Company”), entered into agreements (the “European Receivables Facility”) to sell, on a continuous basis, certain trade receivables originated in the United Kingdom, France and Spain to JDER Limited (“JDER”), a wholly-owned, consolidated, special purpose, bankruptcy-remote subsidiary of the Company. JDER was formed for the sole purpose of buying and selling receivables originated by the Subsidiary Originators. JDER will sell an undivided interest in the accounts receivable to a nonconsolidated financial institution for an amount equal to the value of the eligible receivables less the applicable reserve.

The total amount available for securitization of trade receivables under the European Receivables Facility is €50 million. The maturity date of the European Receivables Facility is September 8, 2012.

The European Receivables Facility contains certain customary covenants and events of default, including, but not limited to, failure by JDER to pay interest and other amounts due, defaults on certain indebtedness, certain judgments, change in control and bankruptcy and insolvency events.

Pursuant to a Performance Guaranty Agreement, dated September 8, 2009, the Company has guaranteed the performance of the Subsidiary Originators’ obligations under the European Receivables Facility.

The foregoing description of the European Receivables Facility and the Performance Guaranty Agreement is qualified in its entirety by reference to (1) the Receivables Purchase Agreement, dated September 8, 2009, among JDER, as seller, Hannover Funding Company LLC, as purchaser, Norddeutsche Landesbank Girozentrale (“Norddeutsch”), as agent, and the Subsidiary Originators, as originators and as servicers, (2) the Receivables Sale Agreement, dated September 8, 2009, between JDER, as assignee, and JohnsonDiversey UK, as originator, (3) the French Receivables Sale Agreement, dated September 8, 2009, between JDER, as assignee, and JohnsonDiversey France, as the French originator, (4) the Spanish Sale Agreement, dated September 8, 2009, among JohnsonDiversey Spain, as Spanish originator, JDER, and Norddeutsche, as agent, and (5) the Performance Guaranty Agreement, dated September 8, 2009, by the Company in favor of Norddeutsch, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Receivables Purchase Agreement, dated September 8, 2009, among JDER Limited, as seller, Hannover Funding Company LLC, as purchaser, Norddeutsche Landesbank Girozentrale, as agent, and JohnsonDiversey UK Limited, JohnsonDiversey France S.A.S. and JohnsonDiversey España S.L., as originators and as servicers.

10.2	Receivables Sale Agreement, dated September 8, 2009, between JDER Limited, as assignee, and JohnsonDiversey UK Limited, as originator.

10.3	French Receivables Sale Agreement, dated September 8, 2009, between JDER Limited, as assignee, and JohnsonDiversey France S.A.S., as the French originator.

10.4	Spanish Sale Agreement, dated September 8, 2009, among JohnsonDiversey España S.L., as Spanish originator, JDER Limited and Norddeutsche Landesbank Girozentrale, as agent.

10.5	Performance Guaranty Agreement, dated September 8, 2009, by JohnsonDiversey, Inc., as guarantor, in favor of Norddeutsche Landesbank Girozentrale, as agent.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: September 10, 2009	By:	/s/ Joseph F. Smorada
Joseph F. Smorada
Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY, INC.

Date: September 10, 2009	By:	/s/ Joseph F. Smorada
Joseph F. Smorada
Executive Vice President and Chief Financial Officer

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Receivables Purchase Agreement, dated September 8, 2009, among JDER Limited, as seller, Hannover Funding Company LLC, as purchaser, Norddeutsche Landesbank Girozentrale, as agent, and JohnsonDiversey UK Limited, JohnsonDiversey France S.A.S. and JohnsonDiversey España S.L., as originators and as servicers.

10.2	Receivables Sale Agreement, dated September 8, 2009, between JDER Limited, as assignee, and JohnsonDiversey UK Limited, as originator.

10.3	French Receivables Sale Agreement, dated September 8, 2009, between JDER Limited, as assignee, and JohnsonDiversey France S.A.S., as the French originator.

10.4	Spanish Sale Agreement, dated September 8, 2009, among JohnsonDiversey España S.L., as Spanish originator, JDER Limited and Norddeutsche Landesbank Girozentrale, as agent.

10.5	Performance Guaranty Agreement, dated September 8, 2009, by JohnsonDiversey, Inc., as guarantor, in favor of Norddeutsche Landesbank Girozentrale, as agent.